                                                                    EXHIBIT 10.5

                                   AGREEMENT
                                   ---------


     This agreement is made as of the 5th day of December, 1996, between JACOBS ENGINEERING GROUP, INC. a Delaware corporation ("Company") and JOSEPH J. JACOBS ("Jacobs").

     In accordance with previous practice, the term for the ending of the outstanding November 30, 1993 employment agreement between the parties is extended from September 30, 2000 to September 30, 2001. All of the other provisions of the agreement shall remain in force.

     IN WITNESS WHEREOF, the Company has caused this agreement to be executed by its duly authorized representatives and Jacobs has affixed his signature, as of the date first above written.

                                       JOSEPH J. JACOBS
                                       ("Jacobs")

                                       /s/ Joseph J. Jacobs
                                       ----------------------------
                                       335 West Bellevue Avenue
                                       Pasadena, California 91105

                                       JACOBS ENGINEERING GROUP INC.
                                       ("Company")

                                       By /s/ Noel G. Watson
                                          -------------------------
                                          Noel G. Watson,
                                          President


                                       By /s/ John W. Prosser, Jr.
                                          -------------------------
                                          John W. Prosser, Jr.,
                                          Senior Vice President
                                          Finance and Administration